BY-LAWS FOR THE REGULATION
                     EXCEPT AS OTHERWISE PROVIDED BY STATUTE
                       OR ITS ARTICLES OF INCORPORATION OF
                           ENTERTECH MEDIA GROUP, INC.
                              A NEVADA CORPORATION
                                    * * * * *


                                   ARTICLE I.

                                     Offices

                  Section 1.  PRINCIPAL  OFFICE.  The  principal  office for the transaction  of the business of the  corporation  is hereby fixed and located at

Suite 880, Bank of America Plaza,  50 West Liberty Street,  Reno,  Nevada 89501,

being the offices of THE NEVADA AGENCY AND TRUST COMPANY. The board of directors is hereby granted full power and authority to change said principal  office from one location to another in the State of Nevada.

                  Section 2.  OTHER OFFICES.  Branch or subordinate  offices may at any time be  established  by the  board of  directors  at any place or places where the corporation is qualified to do business.


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                                   ARTICLE II.

                            Meetings of Shareholders

                  Section 1.  MEETING PLACE. All annual meetings of shareholders and all other  meetings of  shareholders  shall be held either at the  principal office or at any other place  within or without the State of Nevada which may be designated either by the board of directors,  pursuant to authority  hereinafter granted to said board, or by the written consent of all shareholders entitled to vote  thereat,  given  either  before or after the  meeting  and filed  with the

Secretary of the corporation.

                  Section  2. ANNUAL   MEETINGS.    The   annual   meetings   of

shareholders  shall  be held on the 1st day of July  each  year,  at the hour of

10:00 o'clock a.m. of said day commencing with the year 1999, provided, however,

that should said day fall upon a legal  holiday then any such annual  meeting of shareholders shall be held at the same time and place on the next day thereafter ensuing which is not a legal holiday.  The board of directors of the corporation shall  have the  power to  change  the date of the  annual  meeting  as it deems appropriate.

                  Written  notice of each annual meeting signed by the president or a vice president,  or the secretary,  or an assistant  secretary,  or by such other person or persons as the directors shall designate, shall be given to each shareholder  entitled to vote  thereat,  either  personally  or by mail or other


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means of written communication,  charges prepaid,  addressed to such shareholder at his address  appearing on the books of the corporation or given by him to the corporation for the purpose of notice. If a shareholder gives no address, notice shall be  deemed to have been  given to him,  if sent by mail or other  means of written  communication  addressed to the place where the principal office of the corporation  is situated,  or if  published  at least once in some  newspaper of general  circulation  in the county in which said  office is  located.  All such notices  shall be sent to each  shareholder  entitled  thereto not less than ten

(10) nor more than sixty (60) days before each annual meeting, and shall specify the  place,  the day and the hour of such  meeting,  and  shall  also  state the purpose or purposes for which the meeting is called.

                  Section  3. SPECIAL   MEETINGS.   Special   meetings   of  the

shareholders,  for any purpose or purposes whatsoever, may be called at any time by the  president or by the board of directors,  or by one or more  shareholders holding  not less than 10% of the  voting  power of the  corporation.  Except in special cases where other express  provision is made by statute,  notice of such special  meetings  shall be given in the same  manner as for annual  meetings of shareholders.  Notices of any special  meeting  shall specify in addition to the place,  day and hour of such  meeting,  the  purpose or  purposes  for which the meeting is called.

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

                  Section  4. ADJOURNED   MEETINGS  AND  NOTICE   THEREOF.   Any

shareholders'  meeting,  annual or special,  whether or not a quorum is present,

may be adjourned from time to time by the vote of a majority of the shares,  the holders of which are either  present in person or  represented by proxy thereat,

but in the absence of a quorum,  no other business may be transacted at any such meeting.

                  When any shareholders'  meeting,  either annual or special, is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid,  it shall not be necessary  to  give  any  notice  of an  adjournment  or of the  business  to be transacted at an adjourned meeting, other than by announcement at the meeting at which such adjournment is taken.

                  Section 5.  ENTRY OF NOTICE. Whenever any shareholder

entitled  to vote has been  absent  from any  meeting of  shareholders,  whether annual or  special,  an entry in the  minutes to the effect that notice has been duly given shall be conclusive and incontrovertible  evidence that due notice of such meeting was given to such shareholders,  as required by law and the By-Laws of the corporation.

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

                  Section  6. VOTING.  At all annual  and  special  meetings  of stockholders  entitled to vote  thereat,  every holder of stock issued to a bona fide purchaser of the same, represented by the holders thereof, either in person or by proxy in writing,  shall have one vote for each share of stock so held and represented  at such  meetings,  unless the  Articles  of  Incorporation  of the company shall otherwise  provide,  in which event the voting rights,  powers and privileges  prescribed  in the said  Articles of  Incorporation  shall  prevail.

Voting for directors and, upon demand of any  stockholder,  upon any question at any meeting  shall be by ballot.  Any director may be removed from office by the vote of stockholders  representing  not less than two-thirds of the voting power of the issued and outstanding stock entitled to voting power.

                  Section 7.  The  presence in person or by proxy of the holders of a majority of the shares  entitled to vote at any meeting shall  constitute a quorum for the  transaction  of  business.  The  shareholders  present at a duly called or held  meeting at which a quorum is present may continue to do business until  adjournment,  notwithstanding  the withdrawal of enough  shareholders  to leave less than a quorum.

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

                  Section 8.  CONSENT  OF  ABSENTEES.  The  transactions  of any meeting of shareholders,  either annual or special,  however called and noticed,

shall be as valid as though  at a  meeting  duly  held  after  regular  call and notice,  if a quorum be  present  either  in  person or by proxy,  and if either before or after the  meeting,  each of the  shareholders  entitled to vote,  not present in person or by proxy,  sign a written Waiver of Notice, or a consent to the holding of such  meeting,  or an approval of the minutes  thereof.  All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of this meeting.

                  Section 9.  PROXIES.  Every person entitled to vote or execute consents shall have the right to do so either in person or by an agent or agents authorized  by a written  proxy  executed by such person or his duly  authorized agent and filed with the  secretary of the  corporation;  provided  that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution,  unless the shareholder executing it specifies therein the length of time for which such  proxy is to  continue  in force,  which in no case shall exceed  seven (7) years from the date of its  execution.



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

                                  ARTICLE III

                  Section 1.  POWERS. Subject to the limitations of the Articles of  Incorporation  or the  By-Laws,  and the  provisions  of the Nevada  Revised

Statutes as to action to be  authorized  or approved  by the  shareholders,  and subject to the duties of directors as prescribed  by the By-Laws,  all corporate powers  shall be exercised  by or under the  authority  of, and the business and affairs  of the  corporation  shall be  controlled  by the  board of  directors.

Without  prejudice to such general powers,  but subject to the same limitations,

it is hereby  expressly  declared  that the  directors  shall have the following powers, to wit:

                  First - To select and remove  all the other  officers,  agents and employees of the  corporation,  prescribe such powers and duties for them as may not be  inconsistent  with law,  with the Articles of  Incorporation  or the

By-Laws,  fix their  compensation,  and require from them  security for faithful service.

                  Second - To  conduct,  manage  and  control  the  affairs  and business of the corporation, and to make such rules and regulations therefor not inconsistent  with law, with the Articles of  incorporation  or the By-Laws,  as they may deem best.

                  Third - To change the principal  office for the transaction of the business of the  corporation  from one  location to another  within the same county as provided in Article I, Section 1, hereof;  to fix and locate from time to time one or more subsidiary  offices of the corporation within or without the


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

State of Nevada,  as provided in Article I, Section 2, hereof;  to designate any place within or without the State of Nevada for the holding of any shareholders'

meeting  or  meetings;  and to  adopt,  make and use a  corporate  seal,  and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such  certificates  from time to time, as in their judgment they may deem best,  provided such seal and such  certificates  shall at all times comply with the provisions of law.

                  Forth - To  authorize  the  issue  of  shares  of stock of the

corporation  from  time  to  time,  upon  such  terms  as  may  be  lawful,   in

consideration of money paid, labor done or services actually rendered,  debts or securities canceled, or tangible or intangible property actually received, or in the case of shares  issued  as a  dividend,  against  amounts  transferred  from surplus to stated capital.

                  Fifth  - To  borrow  money  and  incur  indebtedness  for  the purposes of the corporation, and to cause to be executed and delivered therefor,

in the corporate name,  promissory  notes,  bonds,  debentures,  deeds of trust,

mortgages,  pledges,  hypothecations  or other  evidences of debt and securities therefore.

                 Sixth - To appoint an executive committee and other committees and to delegate to the  executive  committee  any of the powers and authority of the board in management of the business and affairs of the  corporation,  except the power to  declare  dividends  and to adopt,  amend or  repeal  By-Laws.  The executive committee shall be composed of one or more directors.

                  Section 2.  NUMBER  AND   QUALIFICATION   OF  DIRECTORS.   The

authorized number of directors of thecorporation  shall be not less than one (1)

and no more than fifteen (15).

                  Section 3.  ELECTION AND TERM OF OFFICE.  The directors  shall be  elected  at each  annual  meeting of  shareholders,  but if any such  annual meeting is not held, or the directors are not elected thereat, the directors may be elected at any special  meeting of  shareholders.  All  directors  shall hold office until their  respective  successors  are elected.


                  Section 4.  VACANCIES.Vacancies  in the board of directors may be filled by a majority of the remaining  directors,  though less than a quorum,

or by a sole remaining director,  and each director so elected shall hold office until  his  successor  is  elected  at an annual  or a  special  meeting  of the shareholders.


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

                  A vacancy  or  vacancies  in the board of  directors  shall be deemed to exist in case of the death, resignation or removal of any director, or if the authorized number of directors be increased,  or if the shareholders fail at any  annual or special  meeting  of  shareholders  at which any  director  or directors  are elected to elect the full  authorized  number of  directors to be voted for at that meeting.

                  The shareholders may elect a director or directors at any time to fill any vacancy or vacancies  not filled by the  directors.  If the board of directors  accept the  resignation  of a director  tendered  to take effect at a future  time,  the  board or the  shareholders  shall  have the power to elect a successor to take office when the resignation is to become effective.

                  No reduction of the authorized  number of directors shall have the effect of  removing  any  director  prior to the  expiration  of his term of office.

                  Section 5. PLACE OF MEETING.  Regular meetings of the board of directors  shall be held at any place within or without the State which has been designated from time to time by resolution of the board or by written consent of

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

all members of the board. In the absence of such designation,  a regular meeting shall be held at the principal  office of the  corporation.  Special meetings of the  board  may be held  either at a place so  designated,  or at the  principal office.
                  Section 6.  ORGANIZATION  MEETING.  Immediately following each annual  meeting of  shareholders,  the board of  directors  shall hold a regular meeting  for  the  purpose  of  organization,  election  of  officers,  and  the transaction of other business.  Notice of such meeting is hereby dispensed with.

                  Section 7.  OTHER REGULAR MEETINGS.  Other regular meetings of the board of directors  shall be held without call and the day of each month and at an hour  deemed  appropriate  and set by the  board of  directors;  provided,

however,  should such set day fall upon a legal holiday, then said meeting shall be held at the same time on the next day thereafter ensuing which is not a legal holiday. Notice of all such regular meetings of the board of directors is hereby dispensed with.

                  Section 8.  SPECIAL MEETINGS. Special meetings of the board of directors  for any  purpose  or  purposes  shall  be  called  at any time by the president,  or,  if he is  absent  or  unable  or  refuses  to act,  by any vice president or by any two (2) directors.


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

                  Written notice of the time and place of special meetings shall be delivered  personally  to the  directors or sent to each  director by mail or other form of written  communication,  charges prepaid,  addressed to him at his address as it is shown  upon the  records  of the  corporation,  or if it is not shown on such records or is not readily ascertainable, at the place in which the meetings of the directors  are regularly  held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph  company in the place in which the principal office of the corporation is located at least  forty-eight  (48) hours prior to the time of the holding of the meeting. In case such notice is delivered as above provided,  it shall be so delivered  at least  twenty-four  (24) hours prior to the time of the holding of the meeting.  Such mailing,  telegraphing or delivery as above provided shall be due, legal and personal notice to such director.

                  Section 9.  NOTICE OF ADJOURNMENT.Notice of the time and place of holding an adjourned  meeting need not be given to absent  directors,  if the time and place be fixed at the meeting adjourned.

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

                  Section 10. ENTRY OF NOTICE.   Whenever  any director has been

absent  from any  special  meeting  of the board of  directors,  an entry in the minutes to the effect that notice has been duly given  shall be  conclusive  and incontrovertible  evidence  that due notice of such special  meeting was give to such director, as required by law and the By-Laws of the corporation.

                  Section 11. WAIVER OF NOTICE.  The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had a meeting duly held after  regular call and notice,  if a quorum be  present,  and if,  either  before or after the  meeting,  each of the directors  not  present  sign a written  waiver  of  notice or a consent  to the holding of such meeting or an approval of the minutes thereof. All such waivers,

consents or approvals  shall be filed with the corporate  records or made a part of the minutes of the meeting.


                  Section 12. QUORUM.   A majority of the  authorized  number of

directors  shall be necessary  to  constitute  a quorum for the  transaction  of business,  except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is  present,  shall be  regarded  as the act of the  board of  directors,

unless a greater number be required by law or by the Articles of Incorporation.

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

                  Section 13. ADJOURNMENT. A quorum of the directors may adjourn any  directors'  meeting  to meet  again at a  stated  day and  hour;  provided,

however, that in the absence of a quorum, a majority of the directors present at any directors' meeting, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the board.

                  Section 14. FEES AND COMPENSATION. Directors shall not receive any stated  salary for their  services as  directors,  but by  resolution of the board,  a fixed fee, with or without  expenses of attendance  may be allowed for attendance  at each  meeting.  Nothing  herein  contained  shall be construed to preclude any director from serving the  corporation  in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

                                   ARTICLE IV.

                                    Officers

                  Section 1.  OFFICERS. The officers of the corporation shall be a president,  a vice president and a  secretary/treasurer.  The  corporation may also have, at the discretion of the board of directors, a chairman of the board,

one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article.  Officers other than president and chairman of the board need not be directors. Any person may hold two or more offices.
                  Section 2.  ELECTION. The officers of the corporation,  except such officers as may be appointed in accordance with the provisions of Section 3 or  Section  5 of this  Article,  shall  be  chosen  annually  by the  board  of directors,  and each  shall hold his  office  until he shall  resign or shall be removed or otherwise  disqualified  to serve,  or his successor shall be elected and qualified.

                  Section 3.  SUBORDINATE  OFFICERS, ETC. The board of directors may appoint such other officers as the business of the  corporation may require,

each of whom shall hold office for such period,  have such authority and perform such duties as are provided in the By-Laws or as the board of directors may from time to time determine.

                  Section  4. REMOVAL  AND  RESIGNATION.  Any  officer  may  be removed,  either with or without  cause,  by a majority of the  directors at the time in office, at any regular or special meeting of the board.





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                  Any officer may resign at any time by giving written notice to the  board  of  directors  or to  the  president,  or to  the  secretary  of the corporation.  Any such resignation  shall take effect at the date of the receipt of such notice or at any later time specified  therein;  and,  unless  otherwise specified therein,  the acceptance of such resignation shall not be necessary to make it effective.

                  Section  5. VACANCIES.   A vacancy  in any  office  because of

death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the By-Laws for regular appointments to such office.

                  Section 6.  CHAIRMAN OF THE BOARD.  The chairman of the board,

if there shall be such an officer, shall, if present, preside at all meetings of the board of directors, and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the By-Laws.

                  Section 7.  PRESIDENT. Subject to such supervisory  powers, if any, as may be given by the board of directors to the chairman of the board,  if there be such an officer,  the president shall be the chief executive officer of the  corporation  and shall,  subject to the control of the board of  directors,

have general supervision,  direction and control of the business and officers of


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the corporation. He shall preside at all meetings of the shareholders and in the absence of the  chairman of the board,  or if there be none,  at all meetings of the board of  directors.  He shall be  ex-officio  a member of all the  standing committees,  including  the  executive  committee,  if any,  and shall  have the general  powers  and  duties  of  management  usually  vested  in the  office of president of a  corporation,  and shall have such other powers and duties as may be prescribed by the board of directors or the By-Laws.

                  Section 8.  VICE PRESIDENT.In the absence or disability of the president,  the vice  presidents in order of their rank as fixed by the board of directors,  or if not  ranked,  the vice  president  designated  by the board of directors,  shall  perform  all the duties of the  president  and when so acting shall have all the powers of, and be subject to all the  restrictions  upon, the president.  The vice  presidents  shall have such other  powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the By-Laws.

                  Section 9.  SECRETARY.The secretary shall keep, or cause to be kept, a book of minutes at the principal office or such other place as the board of directors may order, of all meetings of directors and shareholders,  with the time and place of  holding,  whether  regular or special,  and if  special,  how


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authorized,  the notice thereof given,  the names of those present at directors'

meetings,  the number of shares present or represented at shareholders' meetings and the proceedings thereof.

                  The  secretary  shall  keep,  or  cause  to be  kept,  at  the principal office, a share register,  or a duplicate share register,  showing the names of the shareholders and their addresses;  the number and classes of shares held by each; the number and date of  certificates  issued for the same, and the

number  and  date  of   cancellation  of  every   certificate   surrendered  for

cancellation.

                  The secretary shall give, or cause to be given,  notice of all the meetings of the shareholders  and of the board of directors  required by the

By-Laws or by law to be given,  and he shall keep the seal of the corporation in safe custody,  and shall have such other powers and perform such other duties as may be prescribed by the board of directors or the By-Laws.

                  Section 10. TREASURER.  The treasurer shall keep and maintain,

or  cause  to be kept and  maintained,  adequate  and  correct  accounts  of the properties and business  transactions of the corporation,  including accounts of its assets, liabilities, receipts, disbursement, gains, losses, capital, surplus


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


and shares. Any surplus,  including earned surplus,  paid-in surplus and surplus arising from a reduction of stated  capital,  shall be  classified  according to source and shown in a separate account.  The books of account shall at all times be open to inspection by any director.

                  The treasurer  shall deposit all moneys and other valuables in the name and to the credit of the corporation  with such  depositaries as may be designated  by the  board of  directors.  He  shall  disburse  the  funds of the corporation  as may be ordered by the board of  directors,  shall  render to the president  and  directors,  whenever  they  request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be  prescribed by the board of directors or the By-Laws.

                                   ARTICLE V.
                     INDEMNIFICATION OF OFFICERS, DIRECTORS
                                AND KEY PERSONEL

                  Section 1.  The  corporation  may indemnify any person who was or is a party or is threatened to be made a party to any threatened,  pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason

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

of the fact that such person is or was a director, officer, employee or agent of the  corporation,  or is or was serving at the request of the  corporation  as a director, officer, employee or agent of another corporation,  partnership, joint venture,  trust or other enterprise,  against expenses including attorneys fees,

judgments, fines and amounts paid in settlement actually and reasonable incurred by such person in connection with the action,  suit or proceeding if such person acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best  interests  of the  corporation,  and,  with  respect to any criminal  action or proceeding,  had no reasonable  cause to believe his conduct was unlawful.  The  termination  of any action,  suit or proceeding by judgment,

order,  settlement,  conviction  or  upon  a  plea  of  nolo  contendre  or  its equivalent,  does not, of itself,  create a presumption  that the person did not act in good faith and in a manner which he  reasonably  believed to be in or not opposed to the best interest of the  corporation,  and that, with respect to any criminal action or proceeding,  such person had reasonable cause to believe that his conduct was unlawful.

                  Section 2.  The  corporation  may indemnify any person who was or is a party or is threatened to be made a party to any threatened,  pending or completed  action or suit by or in the  right of the  corporation  to  procure a


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


judgment in the corporation's favor by reason of the fact that such person is or was a  director,  officer,  employee or agent of the  corporation,  or is or was serving at the request of the  corporation as a director,  officer,  employee or agent  of  another  corporation,  partnership,  joint  venture,  trust  or other enterprise  against  expenses  including amount paid in settlement and attorneys fees  actually and  reasonable  incurred by such person in  connection  with the defense or  settlement  of the action or suit if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation.  Indemnification  may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction  determining,  after exhaustion of all appeals therefrom,

to be  liable  to the  corporation  or for  amount  paid  in  settlement  to the corporation, unless and only to the extent that the court in which the action or suit was  brought  or other  court of  competent  jurisdiction  determines  upon application  that in view of all the  circumstances  of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

                  Section 3.  To the extent that a director,  officer,  employee or agent of a  corporation  had been  successful  on the merits or  otherwise in

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


defense of any  action,  suit or  proceeding  referred to in Sections 1 and 2 of this  Article  V, or in  defense  of any  claim,  issue or matter  therein,  the corporation  shall  indemnify him against  expenses,  including  attorneys fees,

actually and reasonably  incurred by such person in connection with the defense.

Section 4. The procedure for authorizing the indemnifications  listed in Section

1, 2 and 3 of this Article V, and the  limitations on such  indemnification  and advancement of expenses, shall be that set forth in Section 78.751 of the Nevada

Revised  Statutes,  and shall be  amended  from time to time as such  statute is amended.

                                   ARTICLE VI.

                                 Miscellaneous

                  Section 1.  RECORD DATE AND CLOSING  STOCK BOOKS. The board of directors  may fix a time,  in the  future,  not  exceeding  fifteen  (15)  days preceding the date of any meeting of shareholders, and not exceeding thirty (30)

days  preceding the date fixed for the payment of any dividend or  distribution,

or for the allotment of rights,  or when any change or conversion or exchange of shares  shall go into  effect,  as a record  date for the  determination  of the



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shareholders  entitled to notice of and to vote at any such meeting, or entitled to receive any such dividend or  distribution,  or any such allotment of rights,

or to exercise the rights in respect to any such change,  conversion or exchange of  shares,  and in such case only  shareholders  of record on the date so fixed shall be entitled to notice of and to vote at such meetings,  or to receive such dividend,  distribution or allotment of rights,  or to exercise such rights,  as the case may be,  notwithstanding any transfer of any shares on the books of the corporation after any record date fixed as aforesaid. The board of directors may close the books of the corporation against transfers of shares during the whole,

or any part of any such period.

                  Section 2.  INSPECTION OF CORPORATE RECORDS.The share register or duplicate share register, the books of account, and minutes of proceedings of the  shareholders  and directors  shall be open to  inspection  upon the written demand of a shareholder or the holder of a voting trust certificate,  as limited herein,  at any  reasonable  time, and for a purpose  reasonably  related to his interests as a shareholder, or as the holder of a voting trust certificate. Such inspection  rights shall be governed by the applicable  provisions of the Nevada

Revised Statutes shall be no more permissive that such statutes as to percentage



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of ownership  required for  inspection  and scope of the  permitted  inspection.

Demand of  inspection  other than at a  shareholders'  meeting  shall be made in writing upon the president, secretary or assistant secretary of the corporation.

                  Section 3.  CHECKS,  DRAFTS, ETC. All checks,  drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the  corporation,  shall be signed or endorsed by such person or persons and in such manner as, from time to time,  shall be determined by resolution of the board of directors.

                  Section  4. ANNUAL  REPORT.   The  board of  directors  of the

corporation  shall  cause  to be sent to the  shareholders  not  later  than one hundred  twenty  (120) days after the close of the  fiscal or  calendar  year an annual report.

                  Section  5. CONTRACT,   ETC.,  HOW  EXECUTED.   The  board  of

directors,  except as in the  By-Laws  otherwise  provided,  may  authorize  any officer or officers,  agent or agents, to enter into any contract, deed or lease or execute any instrument in the name of and on behalf of the  corporation,  and such authority may be general or confined to specific  instances;  and unless so authorized by the board of directors,  no officer,  agent or employee shall have

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any power or authority to bind the  corporation by any contract or engagement or to pledge its credit to render it liable for any purpose or to any amount.

                  Section  6.   CERTIFICATES   OF  STOCK.   A   certificate   or

certificates for shares of the capital stock of the corporation  shall be issued to  each  shareholder  when  any  such  shares  are  fully  paid  up.  All  such certificates  shall be  signed  by the  president  or a vice  president  and the secretary or an assistant  secretary,  or be  authenticated by facsimiles of the signature of the  president  and secretary or by a facsimile of the signature of the  president  and the  written  signature  of the  secretary  or an  assistant secretary. Every certificate authenticated by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk.

         Certificates  for shares may be issued prior to full payment under such restrictions  and for such purposes as the board of directors or the By-Laws may provide;  provided,  however,  that any such certificate so issued prior to full payment  shall  state the  amount  remaining  unpaid  and the  terms of  payment thereof.

                  Section 7.  REPRESENTATIONS  OF SHARES OF OTHER  CORPORATIONS.

The president or any vice president and the secretary or assistant  secretary of this  corporation  are  authorized to vote,  represent and exercise on behalf of


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this  corporation  all  rights  incident  to any and  all  shares  of any  other corporation  or  corporations  standing  in the  name of this  corporation.  The authority herein granted to said officers to vote or represent on behalf of this corporation or corporations  may be exercised  either by such officers in person or by any person authorized so to do by proxy or power of attorney duly executed by said officers.

                  Section 8.  INSPECTION OF BY-LAWS. The corporation  shall keep in its principal  office for the  transaction of business the original or a copy of the  By-Laws as  amended,  or  otherwise  altered to date,  certified  by the secretary,  which  shall  be  open  to  inspection  by the  shareholders  at all reasonable times during office hours.

                                   ARTICLE VI.

                                   Amendments

                  Section 1.  POWER OF  SHAREHOLDERS. New By-Laws may be adopted or these By-Laws may be amended or repealed by the vote of shareholders entitled to exercise a majority of the voting power of the  corporation or by the written assent of such shareholders.

                  Section  2. POWER  OF  DIRECTORS.   Subject  to the  right  of

shareholders  as  provided  in Section 1 of this  Article VI to adopt,  amend or


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repeal By-Laws,  By-Laws other than a By-Law or amendment  thereof  changing the authorized number of directors may be adopted,  amended or repealed by the board of directors.

                  Section  3. ACTION  BY  DIRECTORS  THROUGH  CONSENT IN LIEU OF

MEETING.  Any action  required  or  permitted  to be taken at any meeting of the board of directors or of any committee thereof,  may be taken without a meeting,

if a written  consent  thereto  is signed by all the  members of the board or of such  committee.  Such  written  consent  shall be filed  with  the  minutes  of proceedings of the board or committee.




                                       /s/ Mark Tolner
                                       ---------------
                                       Mark Tolner
                                       President


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